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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 29, 1999


                          Water Pik Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                         1-15297                  25-1843384
----------------------------        --------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
          of incorporation)            File Number)          Identification No.)


660 Newport Center Drive, Suite 470
      Newport Beach, California                                     92660
-------------------------------------------                       ----------
(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code:(949) 719-3700



                               Page 1 of 5 pages.
                            Exhibit Index on page 5.

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Item 5.  Other Events.

                  On November 29, 1999, Allegheny Teledyne Incorporated, a Delaware corporation ("ATI"), distributed all of the common stock of Water Pik Technologies, Inc., a Delaware corporation (the "Company"), to the stockholders of ATI in a tax-free transaction. An aggregate of 9,311,086 shares of common stock, par value $.01, of the Company (the "Company Common Stock") were distributed in the transaction.

                  The Company is comprised of certain businesses in the former Consumer segment of ATI. An Information Statement with respect to the distribution of the Company Common Stock was mailed to each ATI stockholder of record as of November 22, 1999. As a result of the distribution of the Company Common Stock, the Company is a separate publicly-traded company and the Company Common Stock trades on the New York Stock Exchange under the symbol "PIK".


Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired

                  None.

         (b) Pro forma Financial Information

                  None.

         (c) Exhibits

         2.1 Separation and Distribution Agreement by and among Allegheny Teledyne Incorporated, TDY Holdings, LLC, Teledyne Industries, Inc. and Water Pik Technologies, Inc.

         4.1 Rights Agreement between Water Pik Technologies, Inc. and ChaseMellon Shareholder Services, L.L.C.

         10.1 Tax Sharing and Indemnification Agreement between Allegheny Teledyne Incorporated and Water Pik Technologies, Inc.

         10.2  Interim Services Agreement between Allegheny

                               Page 2 of 5 pages.


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               Teledyne Incorporated and Water Pik Technologies, Inc.

         10.3 Employee Benefits Agreement between Allegheny Teledyne Incorporated and Water Pik Technologies, Inc.


                               Page 3 of 5 pages.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Water Pik Technologies, Inc.
                                               (Registrant)



Date:  November 30, 1999                 By:/s/ Michael P. Hoopis
                                            ------------------------------------
                                            Michael P. Hoopis
                                            President and
                                            Chief Executive Officer


                               Page 4 of 5 pages.

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                                  EXHIBIT INDEX
                                  -------------

         2.1 Separation and Distribution Agreement by and among Allegheny Teledyne Incorporated, TDY Holdings, LLC, Teledyne Industries, Inc. and Water Pik Technologies, Inc.

         4.1 Rights Agreement between Water Pik Technologies, Inc. and ChaseMellon Shareholder Services, L.L.C.

         10.1 Tax Sharing and Indemnification Agreement between Allegheny Teledyne Incorporated and Water Pik Technologies, Inc.

         10.2 Interim Services Agreement between Allegheny Teledyne Incorporated and Water Pik Technologies, Inc.

         10.3 Employee Benefits Agreement between Allegheny Teledyne Incorporated and Water Pik Technologies, Inc.



                               Page 5 of 5 pages.